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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2005

                         ALLIED HEALTHCARE PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-19266                     25-1370721
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                1720 SUBLETTE EVENUE, SAINT LOUIS, MISSOURI  63110
                -------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (314) 771-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01      Other Events.

     On November 1, 2005, Allied Healthcare Products, Inc. announced the hiring of Richard Setzer as Vice President Sales and Marketing. He succeeds Robert Ricks, who is retiring from the Company, in that position.

     As stated in the press release announcing Mr. Setzer's hiring, he most recently served as global integration manager of the Health Imaging Division of Eastman Kodak. Setzer has 30 years' experience in the medical products and equipment industry with companies such as Siemens Medical Systems, Marconi Medical Systems and FUJI Medical Systems USA.

Section 9 - Financial Statements and Exhibits

Item 9.01.  financial Statements and Exhibits

         (d)  Exhibits.

              10.1 Letter agreement dated October 4, 2005 (effective November 1, 2005), between Richard Setzer and Allied Healthcare Products, Inc.

              99.1  Press Release dated November 1, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ALLIED HEALTHCARE PRODUCTS, INC.

                                      By:

Date:   November 2, 2005                    /s/ Daniel C. Dunn
                                            --------------------------------
                                            Daniel C. Dunn
                                            Vice-President, Chief Financial
                                            Officer and Secretary